Security Equity Fund Security Large Cap Value Security Mid Cap Growth One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated January 7, 2008
to Statement of Additional Information ("SAI") Dated February 1, 2007

The following information supplements and amends the information in the SAI:

The following paragraph is hereby added after the fourth paragraph under the section titled "Allocation of Portfolio Brokerage" in the SAI:

SGI, which serves as investment sub-adviser to the Global Fund, may enter into agreements with certain brokers, called "Commission Sharing Agreements," pursuant to which SGI may place trades on behalf of its clients, including the Global Fund, with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades' execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of SGI and its clients, including the Global Fund.

Please Retain This Supplement For Future Reference